April 24, 1998

THE ANALYTIC SERIES FUND

SUPPLEMENT TO PROSPECTUS
DATED OCTOBER 20, 1997
As Supplemented February 19, 1998 and
March 13, 1998

A special meeting of shareholders of the Enhanced
Equity Portfolio, Master Fixed Income Portfolio and
Short-Term Government Portfolio (together, the
Portfolios) of The Analytic Series Fund (the
Fund), which was previously scheduled to be held April 28, 1998, is currently expected to be held on May 28, 1998 to consider the Agreement and Plan of Reorganization with PBHG Advisor
Funds, Inc. (the PBHG Funds). Further details will be provided in a proxy statement which will be sent to all shareholders entitled to vote at the meeting.

The Funds Board of Trustees has approved an Agreement and Plan of Reorganization with the PBHG Funds providing for the tax-free reorganization of the Portfolios of the Fund into newly-created series of the PBHG Funds, subject to approval of the reorganization by the shareholders of each of the Portfolios, and the termination of the Fund. Pilgrim Baxter & Associates,
Ltd. (Pilgrim Baxter) is the investment advisor to the PBHG Funds. Analytic.TSA Global Asset Management,
 Inc. (Analytic.TSA), the current investment advisor to the Portfolios, will become a wholly-owned subsidiary of Pilgrim Baxter and will serve as investment sub-advisor to the corresponding series of the PBHG Funds. After the reorganization, Analytic.TSA will continue to manage the corresponding series of the PBHG Funds in the same manner as it currently manages the Portfolios.

Analytic.TSA has informed the Fund that it intends to discontinue its current voluntary fee waivers if the Agreement and Plan of Reorganization is abandoned prior to consummation.
 Without such reimbursement, it is estimated that, based on each Portfolios operations during the annual year ended
December 31, 1997, the annual expenses would have been 7.80% for Short-Term Government Portfolio, 2.82% for
Master Fixed Income Portfolio, and 2.19% for Enhanced
Equity Portfolio.  (The annual expense of Master Fixed
Income Portfolio has been adjusted for a decrease in assets since June 30, 1997)

Accordingly, the Example on page 6 of the prospectus
 has been revised based on actual expenses of the Portfolios without such reimbursement, as follows:

EXAMPLE
The following example illustrates the expenses you would pay on a $1,000 investment, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period.

Portfolio             1 Year 3 Years 5 Years  10 Years
Short-Term Government $77     $224    $364    $679
Master Fixed Income    29       87     149      315
Enhanced Equity        22       69     117      252